Other Litigation, Claims, and Legal Contingencies	12 Months Ended
Dec. 31, 2024
Other Litigation, Claims, and Legal Contingencies
Other Litigation, Claims, and Legal Contingencies

(G.3) Other Litigation, Claims, and Legal Contingencies

This Note discloses information about intellectual property-related litigation and claims, tax-related litigation other than income tax-related litigation (see Note (C.5)), and anti-bribery matters.

y Uncertainty in Context of Legal Matters

The policies outlined in Note (A.4) for customer-related provisions, which include provisions for customer-related litigation cases and claims, equally apply to our other litigation, claims, and legal contingencies disclosed in this Note.

The outcome of litigation and claims is intrinsically subject to considerable uncertainty. Management’s view of these matters may also change in the future. Actual outcomes of litigation and claims may differ from the assessments made by management in prior periods, which could result in a material impact on our business, financial position, profit, cash flows, or reputation. Most of the lawsuits and claims are of a very individual nature and claims are either not quantified by the claimants or the claim amounts quantified are, based on historical evidence, not expected to be a good proxy for the expenditure that would be required to resolve the case concerned. The specifics of the jurisdictions where most of the claims are located further impair the predictability of the outcome of the cases. Therefore, it is typically not practicable to reliably estimate the financial effect that these lawsuits and claims would have if SAP were to incur expenditure for these cases.

Further, the expected timing of any resulting outflows of economic benefits from these lawsuits and claims is typically uncertain and not estimable, as it depends generally on the duration of the legal proceedings and settlement negotiations required to resolve them.

We are subject to a variety of claims and lawsuits that arise from time to time in the ordinary course of our business, including proceedings and claims that relate to companies we have acquired. We will continue to vigorously defend against all claims and lawsuits against us.The provisions recorded for these claims and lawsuits as at December 31, 2024, are neither individually nor in the aggregate material to SAP.

Among the claims and lawsuits disclosed in this Note are the following classes:

Intellectual Property-Related Litigation and Claims

Intellectual property-related litigation and claims are cases in which third parties have threatened or initiated litigation claiming that SAP violates one or more intellectual property rights that they possess. Such intellectual property rights may include patents, copyrights, and other similar rights.

Contingent liabilities exist from intellectual property-related litigation and claims for which no provision has been recognized. Generally, it is not practicable to estimate the financial impact of these contingent liabilities due to the uncertainties around the litigation and claims, as outlined above. Based on our past experience, most of the intellectual property-related litigation and claims tend to be either dismissed in court or settled out of court for amounts significantly below the originally claimed amounts. We currently believe that resolving the intellectual property-related claims and lawsuits pending as at December 31, 2024, will neither individually nor in the aggregate have a material adverse effect on our business, financial position, profit, or cash flows.

Individual cases of intellectual property-related litigation and claims include the following:

In June 2018, Teradata Corporation, Teradata US, Inc. and Teradata Operations, Inc. (collectively “Teradata”) filed a civil lawsuit against SAP SE, SAP America, Inc., and SAP Labs, LLC in U.S. federal court in California. Teradata alleged that SAP had misappropriated trade secrets of Teradata, had infringed Teradata’s copyrights (this claim was subsequently withdrawn by Teradata), and had violated U.S. antitrust laws. Teradata sought unspecified monetary damages and injunctive relief. In 2019, SAP asserted patent infringement counterclaims against Teradata seeking monetary damages and injunctive relief. In 2020, Teradata initiated a second civil lawsuit against SAP asserting patent infringement, seeking monetary damages and injunctive relief; in February 2021, SAP filed patent infringement counterclaims against Teradata in this second U.S. lawsuit as well as a civil lawsuit against Teradata in Germany asserting patent infringement, seeking monetary damages and injunctive relief. All claims between the parties were dismissed in November 2021 after the district court issued a summary judgment decision in SAP's favor on Teradata's antitrust and trade secret claims. Teradata appealed the district court's summary judgment decision. In December 2024, the U.S. Appeals Court granted Teradata’s appeal and ordered that the case be returned to the district court for further proceedings and potentially including trial on Teradata’s antitrust and trade secret claims.

Tax-Related Litigation

We are subject to ongoing audits by domestic and foreign tax authorities. In respect of non-income taxes, we are involved in various proceedings with foreign tax authorities regarding assessments and litigation matters on intercompany royalty payments and intercompany services. The total potential amount in dispute related to these matters for all applicable years is approximately €274 million (2023: €416 million). We have not recorded a provision for these matters, as we believe that we will prevail.

For more information about our income tax-related litigation, see Note (C.5).

Anti-Bribery Matters

In January 2024, following comprehensive and exhaustive investigations, dialogue, and corresponding remediation activities, SAP entered into a final settlement agreement with the U.S. SEC and the U.S. DOJ, as well as with local authorities and parties in South Africa, to resolve the criminal and civil claims fully and finally against SAP. Under this agreement, SAP has been required to make payments amounting to €207 million and will continue to enhance its compliance program, including related internal controls, policies, and procedures, and report to and cooperate with relevant regulators.

As a consequence, as at December 31, 2023, provisions for fines in regulatory compliance matters totaling €155 million were recognized in our Consolidated Financial Statements for the year 2023, as were repayments to customers, for which revenue recognized from contracts with customers have been reversed. A considerable portion of these repayments to customers was eligible to be credited against the fines incurred in the regulatory compliance matters. The settlement payments were completed in 2024.